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                                                                  EXHIBIT (e)(2)


                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                       AND
                        NORTHERN FUNDS DISTRIBUTORS, LLC
                            DATED ____________, 1999

    Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:


Money Market Fund                               International Fixed Income Fund
U.S. Government Money Market Fund               High Yield Municipal Fund
U.S. Government Select Money Market Fund        High Yield Fixed Income Fund
Tax-Exempt Money Market Fund                    Income Equity Fund
Municipal Money Market Fund                     Stock Index Fund
California Municipal Money Market Fund          Growth Equity Fund
U.S. Government Fund                            Select Equity Fund
Short-Intermediate U.S. Government Fund         Mid Cap Growth Fund
Intermediate Tax-Exempt Fund                    Small Cap Index Fund
California Intermediate Tax-Exempt Fund         Small Cap Fund
Florida Intermediate Tax-Exempt Fund            Small Cap Growth Fund
Fixed Income Fund                               International Growth Equity Fund
Tax-Exempt Fund                                 International Select Equity Fund
Arizona Tax-Exempt Fund                         Technology Fund
California Tax-Exempt Fund                      MarketPower Fund

         All signatures need not appear on the same copy of this Amended and Restated Schedule A.

    NORTHERN FUNDS


    By: _________________________

    Title: ______________________

    Date: _______________________


    NORTHERN FUNDS DISTRIBUTORS, LLC

    By: _________________________

    Title: ______________________

    Date: _______________________